                                                                   EXHIBIT 10.10

                                                                  EXECUTION COPY

                               U.S. $1,000,000,000

                  AMENDED AND RESTATED 364-DAY CREDIT AGREEMENT

                          Dated as of November 29, 2001

                                      Among

                          HONEYWELL INTERNATIONAL INC.,

                                  as Borrower,

                                       and

                        THE INITIAL LENDERS NAMED HEREIN,

                               as Initial Lenders,

                                       and

                                 CITIBANK, N.A.,

                             as Administrative Agent

                                       and

                               JPMORGAN CHASE BANK
                        DEUTSCHE BANK AG, NEW YORK BRANCH
                              BANK OF AMERICA, N.A.
                                BARCLAYS BANK PLC

                             as Syndication Agents]

                                       and

                            SALOMON SMITH BARNEY INC.

                        as Lead Arranger and Book Manager



                      Amended and Restated Credit Agreement

                  AMENDED AND RESTATED 364-DAY CREDIT AGREEMENT

                          Dated as of November 29, 2001

                  HONEYWELL INTERNATIONAL INC., a Delaware corporation (the "Company"), the banks, financial institutions and other institutional lenders (collectively, the "Initial Lenders") party hereto, CITIBANK, N.A., as administrative agent (together with any successor thereto appointed pursuant to Article VII of the Existing Credit Agreement referred to below, the "Agent") for the Lenders (as defined in the Existing Credit Agreement referred to below), JPMORGAN CHASE BANK, DEUTSCHE BANK AG, NEW YORK BRANCH, BANK OF AMERICA, N.A. and BARCLAYS BANK PLC, as syndication agents, and SALOMON SMITH BARNEY INC., as lead arranger book manager, hereby agree as follows:

                             PRELIMINARY STATEMENTS

                  (1) The Company is party to a 364-Day Credit Agreement dated as of December 2, 1999, as amended and restated as of November 30, 2000 (the "Existing Credit Agreement") with the banks, financial institutions and other institutional lenders party thereto and Citibank, N.A., as Agent for the Lenders and such other lenders. Capitalized terms not otherwise defined in this Amendment and Restatement shall have the same meanings as specified in the Existing Credit Agreement.

                  (2) The parties to this Amendment and Restatement desire to amend the Existing Credit Agreement as set forth herein and to restate the Existing Credit Agreement in its entirety to read as set forth in the Existing Credit Agreement with the following amendments.

                  (3) The Company has requested that the Lenders agree to extend credit to it from time to time in an aggregate principal amount of up to $1,000,000,000 for general corporate purposes of the Company and its Subsidiaries not otherwise prohibited under the terms of this Agreement. The Lenders have indicated their willingness to agree to extend credit to the Company from time to time in such amount on the terms and conditions of this Amendment and Restatement.

                  SECTION 1. Amendments to the Existing Credit Agreement. (a)
Section 1.01 of the Existing Credit Agreement is, effective as of the date of this Amendment and Restatement and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended by deleting the definitions of "Applicable Margin", "Applicable Percentage", "Commitment", "Lenders" and "Termination Date" set forth therein and replacing them, respectively, with the following new definitions thereof:

                  "Applicable Margin" means (a) for Base Rate Advances, 0% per annum and (b) for Eurocurrency Rate Advances, as of any date, a percentage per annum determined by reference to the Public Debt Rating in effect on such date as set forth below:

                 --------------------------------------------------------------
                    Public Debt Rating             Applicable Margin for
                        S&P/Moody's              Eurocurrency Rate Advances
                 --------------------------------------------------------------
                  Level 1
                  A+ or A1 or above                        0.200%
                 --------------------------------------------------------------
                  Level 2
                  Lower than Level 1 but at                0.240%
                  least A or A2
                 --------------------------------------------------------------


                      Amended and Restated Credit Agreement

                 --------------------------------------------------------------
                  Level 3
                  Lower than Level 2 but at                0.280%
                  least A- or A3
                 --------------------------------------------------------------
                  Level 4
                  Lower than Level 3 but at                0.400%
                  least BBB+ and Baa1
                 --------------------------------------------------------------
                  Level 5
                  Lower than Level 4                       0.625%
                 --------------------------------------------------------------

                  "Applicable Percentage" means, as of any date, a percentage per annum determined by reference to the Public Debt Rating in effect on such date as set forth below:

                 --------------------------------------------------------------
                    Public Debt Rating                   Applicable
                        S&P/Moody's                      Percentage
                 --------------------------------------------------------------
                  Level 1
                  A+ or A1 or above                        0.050%
                 --------------------------------------------------------------
                  Level 2
                  Lower than Level 1 but at                0.060%
                  least A or A2
                 --------------------------------------------------------------
                  Level 3
                  Lower than Level 2 but at                0.070%
                  least A- or A3
                 --------------------------------------------------------------
                  Level 4
                  Lower than Level 3 but at                0.100%
                  least BBB+ and Baa1
                 --------------------------------------------------------------
                  Level 5
                  Lower than Level 4                       0.125%
                 --------------------------------------------------------------

                  "Commitment" means as to any Lender, (i) the Dollar amount set forth opposite its name on Schedule I hereto, (ii) if such Lender has become a Lender hereunder pursuant to an Assumption Agreement, the Dollar amount set forth as its Commitment in such Assumption Agreement or (iii) if such Lender has entered into any Assignment and Acceptance, the Dollar amount set forth for such Lender in the Register maintained by the Agent pursuant to Section 9.07(d), in each case as the same may be terminated or reduced, as the case may be, pursuant to Section 2.05.

                  "Lenders" means, collectively, each Initial Lender and each other Person that shall become a party hereto pursuant to Sections 9.07(a), (b) and (c).

                  "Termination Date" means the earlier of (i) November 28, 2002, and (ii) the date of termination in whole of the Commitments pursuant to Section 2.05 or 6.01.

                  (b) Section 1.01 is further amended by adding thereto in the appropriate alphabetical order the following new definitions:

                  "Applicable Utilization Fee" means, as of any date that the aggregate Advances exceed 50% of the aggregate Commitments, a percentage per annum determined by reference to the Public Debt Rating in effect on such date as set forth below:



                      Amended and Restated Credit Agreement

                 --------------------------------------------------------------
                    Public Debt Rating                  Applicable
                        S&P/Moody's                  Utilization Fee
                 --------------------------------------------------------------
                  Level 1
                  A+ or A1 or above                        0.050%
                 --------------------------------------------------------------
                  Level 2
                  Lower than Level 1 but at                0.050%
                  least A or A2
                 --------------------------------------------------------------
                  Level 3
                  Lower than Level 2 but at                0.100%
                  least A- or A3
                 --------------------------------------------------------------
                  Level 4
                  Lower than Level 3 but at                0.125%
                  least BBB+ and Baa1
                 --------------------------------------------------------------
                  Level 5
                  Lower than Level 4                       0.125%
                 --------------------------------------------------------------

                  "Public Debt Rating" means, as of any date, the highest rating that has been most recently announced by either S&P or Moody's, as the case may be, for any class of non-credit enhanced long-term senior unsecured debt issued by the Company. For purposes of the foregoing,
         (a) if only one of S&P and Moody's shall have in effect a Public Debt Rating, the Applicable Margin, the Applicable Utilization Fee and the Applicable Percentage shall be determined by reference to the available rating; (b) if neither S&P nor Moody's shall have in effect a Public Debt Rating, the Applicable Margin, the Applicable Utilization Fee and the Applicable Percentage will be set in accordance with Level 5 under the definition of "Applicable Margin", "Applicable Utilization Fee" or "Applicable Percentage", as the case may be; (c) if the ratings established by S&P and Moody's shall fall within different levels, the Applicable Margin, the Applicable Utilization Fee and the Applicable Percentage shall be based upon the higher rating, provided that if the lower of such ratings is more than one level below the higher of such ratings, the Applicable Margin, the Applicable Utilization Fee and the Applicable Percentage shall be determined by reference to the level that is one level above such lower rating; (d) if any rating established by S&P or Moody's shall be changed, such change shall be effective as of the date on which such change is first announced publicly by the rating agency making such change; and (e) if S&P or Moody's shall change the basis on which ratings are established, each reference to the Public Debt Rating announced by S&P or Moody's, as the case may be, shall refer to the then equivalent rating by S&P or Moody's, as the case may be.

                  (c) Section 2.07(a) is amended by restating clauses (i) and
(ii) thereof in full to read as follows:

                  (i) Base Rate Advances. During such periods as such Revolving Credit Advance is a Base Rate Advance, a rate per annum equal at all times to the sum of (x) the Base Rate in effect from time to time plus
         (y) the Applicable Margin in effect from time to time plus (z) the Applicable Utilization Fee in effect from time to time, payable in arrears quarterly on the last day of each March, June, September and December during such periods and on the date such Base Rate Advance shall be paid in full.

                  (ii) Eurocurrency Rate Advances. During such periods as such Revolving Credit Advance is a Eurocurrency Rate Advance, a rate per annum equal at all times during each Interest Period for such Revolving Credit Advance to the sum of (x) the Eurocurrency Rate for such Interest Period for such Revolving Credit Advance plus (y) the Applicable Margin in effect from



                      Amended and Restated Credit Agreement
         time to time plus (z) the Applicable Utilization Fee in effect from time to time, payable in arrears on the last day of such Interest Period and, if such Interest Period has a duration of more than three months, on each day that occurs during such Interest Period every three months from the first day of such Interest Period and on the date such Eurocurrency Rate Advance shall be Converted or paid in full.

                  (d) Schedule I to the Existing Credit Agreement is, effective as of the date of this Amendment and Restatement and subject to the satisfaction of the conditions precedent set forth in Section 2, deleted in its entirety and replaced with Schedule I to this Amendment and Restatement.

                  (e) Section 4.01(e) is amended in full to read as follows:

                  (f) The Consolidated balance sheet of the Company and its Consolidated Subsidiaries as at December 31, 2000, and the related Consolidated statements of income and cash flows of the Company and its Consolidated Subsidiaries for the fiscal year then ended (together with the notes to the financial statements of the Company and its Consolidated Subsidiaries and the Consolidated statements of cash flows of the Company and its Consolidated Subsidiaries), accompanied by an opinion of one or more nationally recognized firms of independent public accountants, and the Consolidated balance sheet of the Company and its Consolidated Subsidiaries as at September 30, 2001, and the related Consolidated statements of income and cash flows of the Company and its Consolidated Subsidiaries for the nine months then ended, duly certified by the principal financial officer of the Company, copies of which have been furnished to each Lender, are materially complete and correct, and fairly present, subject, in the case of said balance sheet as at September 30, 2001, and said statements of income and cash flows for the nine months then ended, to year-end audit adjustments, the Consolidated financial condition of the Company and its Consolidated Subsidiaries as at such dates and the Consolidated results of the operations of the Company and its Consolidated Subsidiaries for the periods ended on such dates, all in accordance with GAAP consistently applied, except as otherwise noted therein; the Company and its Consolidated Subsidiaries do not have on such date any material contingent liabilities, liabilities for taxes, unusual forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments, except as referred to or reflected or provided for in such balance sheet or the notes thereto as at such date. No Material Adverse Change has occurred since December 31, 2000, except as otherwise publicly disclosed prior to the date hereof.

                  SECTION 2. Conditions of Effectiveness of this Amendment and Restatement. This Amendment and Restatement shall become effective as of the date first above written (the "Restatement Effective Date") when and only if:

                  (a) The Administrative Agent shall have received counterparts of this Amendment and Restatement executed by the Company and all of the Initial Lenders or, as to any of the Initial Lenders, advice satisfactory to the Administrative Agent that such Initial Lender has executed this Amendment and Restatement.

                  (b) The Administrative Agent shall have received on or before the Restatement Effective Date the following, each dated such date and (unless otherwise specified below) in form and substance satisfactory to the Administrative Agent and in sufficient copies for each Initial
         Lender:

                           (i) The Revolving Credit Notes payable to the order
                  of the Lenders, to the extent requested by any Lender pursuant to Section 2.17.



                      Amended and Restated Credit Agreement

                           (ii) A certificate of the Secretary or an Assistant
                  Secretary of the Company certifying (A) that there are no amendments to the resolutions of the Company since the date of the certificate delivered pursuant to Section 3.01(e)(ii) of the Existing Credit Agreement and (B) the names and true signatures of the officers of the Company authorized to sign this Amendment and Restatement and the Notes, if any, and the other documents to be delivered hereunder by the Company.

                           (iii) A favorable opinion of the General Counsel,
                  Deputy General Counsel or Assistant General Counsel of the Company, in substantially the form of Exhibit G to the Existing Credit Agreement but with such modifications as are required to address the Existing Credit Agreement, as amended by this Amendment and Restatement.

                           (iv) A favorable opinion of Shearman & Sterling,
                  counsel for the Agent, in form and substance reasonably satisfactory to the Agent.

                  (c) The representations and warranties contained in Section
         4.01 of the Existing Credit Agreement shall be correct on and as of the Restatement Effective Date, before and after giving effect to the Restatement Effective Date, as though made on and as of such date.

                  (d) No event shall have occurred and be continuing, or shall occur as a result of the occurrence of the Restatement Effective Date, that constitutes a Default.

                  SECTION 3. Reference to and Effect on the Existing Credit Agreement and the Notes. (a) On and after the effectiveness of this Amendment and Restatement, each reference in the Existing Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Existing Credit Agreement, and each reference in the Notes to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Existing Credit Agreement, shall mean and be a reference to the Existing Credit Agreement, as amended by this Amendment and Restatement.

                  (b) The Existing Credit Agreement and the Notes, as specifically amended by this Amendment and Restatement, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

                  (c) Without limiting any of the other provisions of the Existing Credit Agreement, as amended by this Amendment and Restatement, any references in the Existing Credit Agreement to the phrases "on the date hereof", "on the date of this Agreement" or words of similar import shall mean and be a reference to the date of the Existing Credit Agreement (which is December 2, 1999).

                  SECTION 4. Costs and Expenses. The Company agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and Restatement, the Notes and the other documents to be delivered hereunder (including the reasonable and documented fees and expenses of counsel for the Agent with respect hereto and thereto) in accordance with the terms of Section 9.04 of the Existing Credit Agreement.

                  SECTION 5. Execution in Counterparts. This Amendment and Restatement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment and Restatement by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment and Restatement.


                      Amended and Restated Credit Agreement

                  SECTION 6. Governing Law. This Amendment and Restatement shall be governed by, and construed in accordance with, the laws of the State of New York.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Restatement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                    THE BORROWER

                                         HONEYWELL INTERNATIONAL INC.

                                         By /s/ John J. Granato
                                            -----------------------------------
                                             Name: John J. Granato
                                             Title: Assistant Treasurer

                                    THE AGENT

                                         CITIBANK, N.A.,
                                            as Agent

                                         By /s/ Carolyn A. Kee
                                            -----------------------------------
                                             Name: Carolyn A. Kee
                                             Title: Vice President

                                         THE INITIAL LENDERS

                                         ADMINISTRATIVE AGENT

                                         CITIBANK, N.A.

                                         By /s/ Carolyn A. Kee
                                            -----------------------------------
                                             Name: Carolyn A. Kee
                                             Title: Vice President

                                         CO-SYNDICATION AGENTS

                                         BANK OF AMERICA, N.A.

                                         By /s/ John Pocalyko
                                            -----------------------------------
                                             Name: John Pocalyko
                                             Title: Managing Director


                      Amended and Restated Credit Agreement

                                         BARCLAYS BANK PLC

                                         By /s/ L. Peter Yetman
                                            -----------------------------------
                                             Name: L. Peter Yetman
                                             Title: Director

                                         JPMORGAN CHASE BANK

                                         By /s/ Tina Ruyter
                                            -----------------------------------
                                             Name: Tina Ruyter
                                             Title: Vice President

                                         DEUTSCHE BANK AG, NEW YORK BRANCH

                                         By /s/ Jean M. Hannigan
                                            -----------------------------------
                                             Name: Jean M. Hannigan
                                             Title: Director

                                         By /s/ Stephanie Strohe
                                            -----------------------------------
                                             Name: Stephanie Strohe
                                             Title: Vice President

                                         SENIOR MANAGING AGENTS

                                         ABN AMRO BANK NV

                                         By /s/ Dean P. Giglio
                                            -----------------------------------
                                             Name: Dean P. Giglio
                                             Title: Vice President

                                         By /s/ Helen Clarke-Hepp
                                            -----------------------------------
                                             Name: Helen Clarke-Hepp
                                             Title: Vice President

                                         THE BANK OF NEW YORK

                                         By /s/ Ernest Fung
                                            -----------------------------------
                                             Name: Ernest Fung
                                             Title: Vice President

                                         BANK OF TOKYO-MITSUBISHI TRUST COMPANY

                                         By /s/ R.F. Kay
                                            -----------------------------------
                                             Name: R.F. Kay
                                             Title: Vice President


                      Amended and Restated Credit Agreement

                                         BNP PARIBAS

                                         By /s/ Christopher W. Criswell
                                            -----------------------------------
                                             Name: Christopher W. Criswell
                                             Title: Director

                                         By /s/ William Van Nostrand
                                            -----------------------------------
                                             Name: William Van Nostrand
                                             Title: Director

                                         HSBC BANK USA

                                         By /s/ Diane M. Zieske
                                            -----------------------------------
                                             Name: Diane M. Zieske
                                             Title: First Vice President

                                         MELLON BANK, N.A.

                                         By /s/ Kristen M. Denney
                                            -----------------------------------
                                             Name: Kristen M. Denney
                                             Title: Asst. Vice President

                                         CO-AGENTS

                                         INTESABCI, New York Branch

                                         By /s/ Frank Maffei
                                            -----------------------------------
                                             Name: Frank Maffei
                                             Title: Vice President

                                         By /s/ Joseph Carlani
                                            -----------------------------------
                                             Name: Joseph Carlani
                                             Title: Vice President

                                         THE NORTHERN TRUST COMPANY

                                         By /s/ Ashish S. Bhagwat
                                            -----------------------------------
                                             Name: Ashish S. Bhagwat
                                             Title: Vice President

                                         SUMITOMO MITSUI BANKING CORPORATION

                                         By /s/ Edward D. Henderson, Jr.
                                            -----------------------------------
                                             Name: Edward D. Henderson, Jr.
                                             Title: Senior Vice President

                                         WELLS FARGO BANK, NATIONAL ASSOCIATION

                                         By /s/ Bradley A. Hardy
                                            -----------------------------------
                                             Name: Bradley A. Hardy
                                             Title: Senior Vice President

                                         By /s/ Peter M. Angelica
                                            -----------------------------------
                                             Name: Peter M. Angelica
                                             Title: Vice President

                      Amended and Restated Credit Agreement

                                         LENDERS

                                         ALLIED IRISH BANK, PLC

                                         By /s/ Fidelma Griffin
                                            -----------------------------------
                                             Name:  Fidelma Griffin
                                             Title: Senior Vice President

                                         BANCO BILBAO VIZCAYA ARGENTARIA

                                         By /s/ Miguel Lara
                                            -----------------------------------
                                             Name: Miguel Lara
                                             Title: Vice President Global
                                                    Corporate Banking

                                         By /s/ John Martini
                                            -----------------------------------
                                             Name: John Martini
                                             Title: Vice President Global
                                                    Corporate Banking

                                         THE INDUSTRIAL BANK OF JAPAN, LIMITED

                                         By /s/ Roy Tanfield
                                            -----------------------------------
                                             Name: Roy Tanfield
                                             Title: Senior Vice President

                                         ROYAL BANK OF CANADA

                                         By /s/ Ritta Y. Lee
                                            -----------------------------------
                                             Name: Ritta Y. Lee
                                             Title: Senior Manager

                                         WESTPAC BANKING CORPORATION

                                         By /s/ Lisa Porter
                                            -----------------------------------
                                             Name: Lisa Porter
                                             Title: Vice President

                                         UNICREDITO ITALIANO SPA

                                         By /s/ Christopher Eldin
                                            -----------------------------------
                                             Name: Christopher Eldin
                                             Title: First Vice President

                                         By /s/ Saiyed Abbas
                                            -----------------------------------
                                             Name: Saiyed Abbas
                                             Title: Vice President

                      Amended and Restated Credit Agreement

                                   SCHEDULE I
                   COMMITMENTS AND APPLICABLE LENDING OFFICES


----------------------------------------------------------------------------------------------------------------
  NAME OF INITIAL                                                               EURODOLLAR LENDING
      LENDER               COMMITMENT          DOMESTIC LENDING OFFICE          OFFICE
----------------------------------------------------------------------------------------------------------------
Citibank, N.A.             $124,000,000.00     399 Park Avenue                  399 Park Avenue
                                               New York, NY  10043              New York, NY  10043
                                               Attn: Carolyn Sheridan           Attn: Carolyn Sheridan
                                               Phone: (212)                     Phone:  (212)
                                               Fax: (212) 826-2371              Fax:  (212) 826-2371
----------------------------------------------------------------------------------------------------------------
Allied Irish Banks, Plc    $15,000,000.00      Bankcentre                       Bankcentre
                                               Ballsbridge, Dublin 4            Ballsbridge, Dublin 4
                                               Ireland                          Ireland
                                               Attn:  Brian Fitzgerald          Attn:  Brian Fitzgerald
                                               Tel:  (353) 1 691-3471           Tel:  (353) 1 691-3471
                                               Fax:  (353) 1 668-2508           Fax:  (353) 1 668-2508
----------------------------------------------------------------------------------------------------------------
Bank of America, N.A.      $94,000,000.00      101 N. Tryon Street              101 N. Tryon Street
                                               Charlotte, NC 28255              Charlotte, NC 28255
                                               Attn: Carrie Cunder              Attn: Carrie Cunder
                                               Phone: (704) 386-8382            Phone: (704) 386-8382
                                               Fax: (704) 409-0064              Fax: (704) 409-0064
----------------------------------------------------------------------------------------------------------------
JPMorgan Chase Bank        $94,000,000.00      One Chase Manhattan Plaza        One Chase Manhattan Plaza
                                               New York, NY 10081               New York, NY 10081
                                               Attn: Lenora Kiernan             Attn: Lenora Kiernan
                                               Phone: (212) 552-7309            Phone: (212) 552-7309
                                               Fax: (212) 552-5650              Fax: (212) 552-5650
----------------------------------------------------------------------------------------------------------------
Deutsche Bank AG, New      $94,000,000.00      31 West 52nd Street              31 West 52nd Street
York Branch                                    New York, NY  10019              New York, NY  10019
                                               Phone:  (212) 474-7904           Phone:  (212) 474-7904
                                               Fax:  (212) 474-8212             Fax:  (212) 474-8212
----------------------------------------------------------------------------------------------------------------
Barclays Bank PLC          $94,000,000.00      222 Broadway                     222 Broadway
                                               New York, NY 10038               New York, NY 10038
                                               Attn: Paul Kavanagh              Attn: Paul Kavanagh
                                               Phone: (212) 412-1547            Phone: (212) 412-1547
                                               Fax: (212) 412-7585              Fax: (212) 412-7585
----------------------------------------------------------------------------------------------------------------
The Bank of New York       $50,000,000.00      One Wall Street                  One Wall Street
                                               New York, NY 10286               New York, NY 10286
                                               Attn: Ernest Fung                Attn: Ernest Fung
                                               Phone: (212) 635-6805            Phone: (212) 635-6805
                                               Fax: (212) 635-7978              Fax: (212) 635-7978
----------------------------------------------------------------------------------------------------------------
Bank of Tokyo-             $55,000,000.000     1251 Avenue of the Americas      1251 Avenue of the Americas
Mitsubishi Trust                               12th Floor                       12th Floor
Company                                        New York, NY 10020               New York, NY 10020
                                               Attn: R. Frederick Kay, Jr.      Attn: R. Frederick Kay, Jr.
                                               Phone: (212) 782-4359            Phone: (212) 782-4359
                                               Fax: (212) 782-6445              Fax: (212) 782-6445
----------------------------------------------------------------------------------------------------------------


                      Amended and Restated Credit Agreement

----------------------------------------------------------------------------------------------------------------
HSBC Bank USA              $55,000,000.00      452 Fifth Avenue, 5th Floor      452 Fifth Avenue, 5th Floor
                                               New York, NY 10018               New York, NY 10018
                                               Attn: Diane Zieske               Attn: Diane Zieske
                                               Phone: (212) 525-2487            Phone: (212) 525-2487
                                               Fax: (212) 525-2479              Fax: (212) 525-2479
----------------------------------------------------------------------------------------------------------------
Mellon Bank                $50,000,000.00      3 Mellon Bank Center             3 Mellon Bank Center
                                               12th Floor                       12th Floor
                                               Pittsburgh, PA 15259             Pittsburgh, PA 15259
                                               Attn: Sannford Richards          Attn: Sannford Richards
                                               Phone: (412) 234-8285            Phone: (412) 234-8285
                                               Fax: (412) 209-6118              Fax: (412) 209-6118
----------------------------------------------------------------------------------------------------------------
ABN AMRO Bank N.V.         $55,000,000.00      208 South LaSalle Street         208 South LaSalle Street
                                               Suite 1500                       Suite 1500
                                               Chicago, IL 60604                Chicago, IL 60604
                                               Attn: Credit Administration      Attn: Credit Administration
                                               Phone: (312) 992-5110            Phone: (312) 992-5110
                                               Fax: (312) 992-5111              Fax: (312) 992-5111
----------------------------------------------------------------------------------------------------------------
BNP Paribas                $55,000,000.00      499 Park Avenue                  499 Park Avenue
                                               New York, NY  10022              New York, NY  10022
                                               Attn: Andree Mitton/Robin        Attn: Andree Mitton/Robin
                                               Jackson-Bogner                   Jackson-Bogner
                                               Phone:  (212) 415-9617/9616      Phone:  (212) 415-9617/9616
                                               Fax:  (212) 415-9606             Fax:  (212) 415-9606
----------------------------------------------------------------------------------------------------------------
Northern Trust Company     $25,000,000.00      50 S. LaSalle Street             50 S. LaSalle Street
                                               Chicago, IL 60675                Chicago, IL 60675
                                               Attn: Linda Honda                Attn: Linda Honda
                                               Phone: (312) 444-3532            Phone: (312) 444-3532
                                               Fax: (312) 630-1566              Fax: (312) 630-1566
----------------------------------------------------------------------------------------------------------------
The Sumitomo Bank,         $21,666,667.00      277 Park Avenue                  277 Park Avenue
Limited                                        New York, NY 10172               New York, NY 10172
                                               Attn: Edward McColly             Attn: Edward McColly
                                               Phone: (212) 224-4139            Phone: (212) 224-4139
                                               Fax: (212) 224-4384              Fax: (212) 224-4384
----------------------------------------------------------------------------------------------------------------
Wells Fargo                $21,666,667.00      201 Third Street                 201 Third Street
                                               San Francisco, CA 94103          San Francisco, CA 94103
                                               Attn: Ginnie Padgett             Attn: Ginnie Padgett
                                               Phone: (415) 477-5374            Phone: (415) 477-5374
                                               Fax: (415) 512-1943              Fax: (415) 512-1943
----------------------------------------------------------------------------------------------------------------
Banco Bilbao Vizcaya       $15,000,000.00      1345 Avenue of the Americas      1345 Avenue of the Americas
                                               45th Floor                       45th Floor
                                               New York, NY 10105               New York, NY 10105
                                               Attn: Anne-Maureen Sarfati       Attn: Anne-Maureen Sarfati
                                               Phone: (212) 728-1654            Phone: (212) 728-1654
                                               Fax: (212) 333-2904              Fax: (212) 333-2904
----------------------------------------------------------------------------------------------------------------
Royal Bank of Canada       $13,333,333.00      One Liberty Plaza, 4th Floor     One Liberty Plaza, 4th Floor
                                               New York, NY 10006               New York, NY 10006
                                               Attn: Manager, Loans             Attn: Manager, Loans
                                               Administration                   Administration
                                               Phone: (212) 428-6322            Phone: (212) 428-6322
                                               Fax: (212) 428-2372              Fax: (212) 428-2372
----------------------------------------------------------------------------------------------------------------


                      Amended and Restated Credit Agreement

----------------------------------------------------------------------------------------------------------------
Unicredito Italiano        $13,333,333.00      New York Branch                  NY Branch
                                               375 Park Avenue                  375 Park Avenue
                                               New York, NY 10152               New York, NY 10152
                                               Attn: Christopher Eldin          Attn: Christopher Eldin
                                               Phone:  (212) 546-9611           Phone:  (212) 546-9611
                                               Fax: (212) 546-9665              Fax: (212) 546-9665
----------------------------------------------------------------------------------------------------------------
IntesaBCI                  $25,000,000.00      1 William Street                 1 William Street
                                               New York, NY  10004              New York, NY  10004
                                               Attn:  Frank Maffei              Attn:  Frank Maffei
                                               Phone:  (212) 607-3880           Phone:  (212) 607-3880
                                               Fax:  (212) 809-2124             Fax:  (212) 809-2124
----------------------------------------------------------------------------------------------------------------
The Industrial Bank of     $15,000,000.00      1251 Avenue of the Americas      1251 Avenue of the Americas
Japan Trust Company                            New York, NY  10020              New York, NY  10020
                                               Attn:  Christine Franceese       Attn:  Christine Franceese
                                               Phone:  (212) 282-4097           Phone:  (212) 282-4097
                                               Fax:  (212) 282-4480             Fax:  (212) 282-4480
----------------------------------------------------------------------------------------------------------------
Westpac Banking            $15,000,000.00      575 Fifth Avenue                 575 Fifth Avenue
Corporation                                    New York, NY                     New York, NY
                                               Attn:  Tony Smith                Attn:  Tony Smith
                                               Phone:  (212) 551-1814           Phone:  (212) 551-1814
                                               Fax:  (212) 551-1995             Fax:  (212) 551-1995
----------------------------------------------------------------------------------------------------------------


                      Amended and Restated Credit Agreement